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                                                           Exhibit 99.B(g)(2)(i)

[ING FUNDS LOGO]

April 29, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING JPMorgan Value Opportunities Portfolio, ING MFS Utilities Portfolio, ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio six newly established series of ING Investors Trust, ING Goals4Life 2015 Portfolio, ING Goals4Life 2025 Portfolio, ING Goals4Life 2035 Portfolio, ING Goals4Life 2045 Portfolio and Goals4Life Income Portfolio, five newly established series of ING Partners, Inc. (the "Portfolios") to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective April 29, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING Salomon Brothers Investors Value Portfolio to ING American Century Large Company Value Portfolio, ING Developing World Portfolio to ING JPMorgan Emerging Markets Equity Portfolio, ING Capital Guardian Small Cap Portfolio to ING Capital Guardian Small/Mid Cap Portfolio, ING Aeltus Enhanced Index Portfolio to ING Fundamental Research Portfolio, ING Janus Special Equity Portfolio to ING Janus Contrarian Portfolio and ING UBS U.S. Balanced Portfolio to ING UBS U.S. Allocation Portfolio, all effective April 29, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                   Sincerely,


                                   Michael J. Roland
                                   Executive Vice President
                                   ING Investors Trust
                                   ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:
       ----------------------------
Name:
       -------------------------------
Title:               , Duly Authorized
       -------------------------------

337 E. Doubletree Ranch Rd.       Tel: 480-477-3000          ING Investors Trust
Scottsdale, AZ 85258-2034         Fax: 480-477-2700           ING Partners, Inc.
                                  www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
----                                                           --------------
ING CORPORATE LEADERS TRUST FUND
    ING Corporate Leaders Trust - Series A                      May 17, 2004
    ING Corporate Leaders Trust - Series B                      May 17, 2004

ING EQUITY TRUST
    ING Convertible Fund                                        June 9, 2003
    ING Disciplined LargeCap Fund                               June 9, 2003
    ING Equity and Bond Fund                                    June 9, 2003
    ING Financial Services Fund                                 June 9, 2003
    ING LargeCap Growth Fund                                    June 9, 2003
    ING LargeCap Value Fund                                   February 1, 2004
    ING MidCap Opportunities Fund                               June 9, 2003
    ING MidCap Value Choice Fund                              February 1, 2005
    ING MidCap Value Fund                                       June 9, 2003
    ING Principal Protection Fund                               June 2, 2003
    ING Principal Protection Fund II                            June 2, 2003
    ING Principal Protection Fund III                           June 2, 2003
    ING Principal Protection Fund IV                            June 2, 2003
    ING Principal Protection Fund V                             June 2, 2003
    ING Principal Protection Fund VI                            June 2, 2003
    ING Principal Protection Fund VII                           May 1, 2003
    ING Principal Protection Fund VIII                        October 1, 2003
    ING Principal Protection Fund IX                          February 2, 2004
    ING Principal Protection Fund X                             May 3, 2004
    ING Principal Protection Fund XI                          August 16, 2004
    ING Principal Protection Fund XII                        November 15, 2004
    ING Principal Protection Fund XIII                              TBD
    ING Principal Protection Fund XIV                               TBD
    ING Real Estate Fund                                        June 9, 2003
    ING SmallCap Opportunities Fund                             June 9, 2003
    ING SmallCap Value Choice Fund                            February 1, 2005
    ING SmallCap Value Fund                                     June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                              April 7, 2003
    ING GNMA Income Fund                                       April 7, 2003
    ING High Yield Bond Fund                                   April 7, 2003
    ING Intermediate Bond Fund                                 April 7, 2003
    ING National Tax-Exempt Bond Fund                          April 7, 2003

ING GET FUND
    ING GET Fund - Series I                                    July 14, 2003

    ING GET Fund - Series J                                    July 14, 2003
    ING GET Fund - Series K                                    July 14, 2003
    ING GET Fund - Series L                                    July 14, 2003
    ING GET Fund - Series M                                    July 14, 2003
    ING GET Fund - Series N                                    July 14, 2003
    ING GET Fund - Series P                                    July 14, 2003
    ING GET Fund - Series Q                                    July 14, 2003
    ING GET Fund - Series R                                    July 14, 2003
    ING GET Fund - Series S                                    July 14, 2003
    ING GET Fund - Series T                                    July 14, 2003
    ING GET Fund - Series U                                    July 14, 2003
    ING GET Fund - Series V                                    March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND        March 28, 2005

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                           June 9, 2003

ING INVESTORS TRUST
    ING AIM Mid Cap Growth Portfolio                          January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                     January 6, 2003
    ING American Funds Growth Portfolio                      September 2, 2003
    ING American Funds Growth-Income Portfolio               September 2, 2003
    ING American Funds International Portfolio               September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio            January 13, 2003
    ING Capital Guardian Managed Global Portfolio             January 13, 2003
    ING Capital Guardian Small/Mid Cap Portfolio              January 13, 2003
    ING Eagle Asset Capital Appreciation Portfolio            January 6, 2003
    ING Evergreen Health Sciences Portfolio                     May 3, 2004
    ING Evergreen Omega Portfolio                               May 3, 2004
    ING FMR(SM) Diversified Mid Cap Portfolio                 January 6, 2003
    ING FMR(SM) Earnings Growth Portfolio                      April 29, 2005
    ING Goldman Sachs Tollkeeper(SM) Portfolio                January 6, 2003
    ING Hard Assets Portfolio                                 January 13, 2003
    ING International Portfolio                               January 13, 2003
    ING Janus Contrarian Portfolio                            January 13, 2003
    ING Jennison Equity Opportunities Portfolio               January 6, 2003
    ING JPMorgan Emerging Markets Equity Portfolio            January 13, 2003
    ING JPMorgan Small Cap Equity Portfolio                   January 13, 2003
    ING JPMorgan Value Opportunities Portfolio                 April 29, 2005
    ING Julius Baer Foreign Portfolio                         January 13, 2003
    ING Legg Mason Value Portfolio                            January 13, 2003
    ING LifeStyle Aggressive Growth Portfolio                   May 1, 2004
    ING LifeStyle Growth Portfolio                              May 1, 2004
    ING LifeStyle Moderate Growth Portfolio                     May 1, 2004
    ING LifeStyle Moderate Portfolio                            May 1, 2004
    ING Limited Maturity Bond Portfolio                       January 6, 2003

    ING Liquid Assets Portfolio                               January 6, 2003
    ING Marsico Growth Portfolio                              January 13, 2003
    ING Marsico International Opportunities Portfolio          April 29, 2005
    ING Mercury Focus Value Portfolio                         January 6, 2003
    ING Mercury Large Cap Growth Portfolio                    January 6, 2003
    ING MFS Mid Cap Growth Portfolio                          January 13, 2003
    ING MFS Total Return Portfolio                            January 13, 2003
    ING MFS Utilities Portfolio                                April 29, 2005
    ING Oppenheimer Main Street Portfolio(R)                  January 13, 2003
    ING PIMCO Core Bond Portfolio                             January 13, 2003
    ING PIMCO High Yield Portfolio                            November 5, 2003
    ING Pioneer Fund Portfolio                                 April 29, 2005
    ING Pioneer Mid Cap Value Portfolio                        April 29, 2005
    ING Salomon Brothers All Cap Portfolio                    January 6, 2003
    ING Salomon Brothers Investors Portfolio                  January 6, 2003
    ING Stock Index Portfolio                                 November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio          January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                 January 13, 2003
    ING UBS U.S. Allocation Portfolio                         January 6, 2003
    ING Van Kampen Equity Growth Portfolio                    January 13, 2003
    ING Van Kampen Global Franchise Portfolio                 January 13, 2003
    ING Van Kampen Growth and Income Portfolio                January 13, 2003
    ING Van Kampen Real Estate Portfolio                      January 13, 2003

ING MAYFLOWER TRUST
    ING International Value Fund                              November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                               November 3, 2003
    ING Foreign Fund                                            July 1, 2003
    ING Global Equity Dividend Fund                           September 2, 2003
    ING Global Real Estate Fund                               November 3, 2003
    ING Global Value Choice Fund                              November 3, 2003
    ING International Fund                                    November 3, 2003
    ING International SmallCap Fund                           November 3, 2003
    ING International Value Choice Fund                       February 1, 2005
    ING Precious Metals Fund                                  November 3, 2003
    ING Russia Fund                                           November 3, 2003

ING PARTNERS, INC.
    ING American Century Large Company Value Portfolio        January 10, 2005
    ING American Century Select Portfolio                     January 10, 2005
    ING American Century Small Cap Value Portfolio            January 10, 2005
    ING Baron Small Cap Growth Portfolio                      January 10, 2005
    ING Fidelity(R) VIP Contrafund(R) Portfolio               November 15, 2004
    ING Fidelity(R) VIP Equity Income Portfolio               November 15, 2004
    ING Fidelity(R) VIP Growth Portfolio                      November 15, 2004

    ING Fidelity(R) VIP Mid Cap Portfolio                     November 15, 2004
    ING Fundamental Research Portfolio                        January 10, 2005
    ING Goldman Sachs(R) Capital Growth Portfolio              January 10, 2005
    ING Goldman Sachs(R) Core Equity Portfolio                 January 10, 2005
    ING JPMorgan Fleming International Portfolio              January 10, 2005
    ING JPMorgan Mid Cap Value Portfolio                      January 10, 2005
    ING Goals4Life 2015 Portfolio                              April 29, 2005
    ING Goals4Life 2025 Portfolio                              April 29, 2005
    ING Goals4Life 2035 Portfolio                              April 29, 2005
    ING Goals4Life 2045 Portfolio                              April 29, 2005
    ING Goals4Life Income Portfolio                            April 29, 2005
    ING MFS Capital Opportunities Portfolio                   January 10, 2005
    ING OpCap Balanced Value Portfolio                        January 10, 2005
    ING Oppenheimer Global Portfolio                          January 10, 2005
    ING Oppenheimer Strategic Income Portfolio                January 10, 2005
    ING PIMCO Total Return Portfolio                          January 10, 2005
    ING Salomon Brothers Aggressive Growth Portfolio          January 10, 2005
    ING Salomon Brothers Fundamental Value Portfolio          January 10, 2005
    ING Salomon Brothers Large Cap Growth Portfolio           January 10, 2005
    ING T. Rowe Price Diversified Mid Cap Growth Portfolio    January 10, 2005
    ING T. Rowe Price Growth Equity Portfolio                 January 10, 2005
    ING UBS U.S. Large Cap Equity Portfolio                   January 10, 2005
    ING Van Kampen Comstock Portfolio                         January 10, 2005
    ING Van Kampen Equity and Income Portfolio                January 10, 2005

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                     June 2, 2003
    ING Aeltus Money Market Fund                                June 2, 2003
    ING Balanced Fund                                           June 2, 2003
    ING Classic Principal Protection Fund III                   June 2, 2003
    ING Classic Principal Protection Fund IV                    June 2, 2003
    ING Equity Income Fund                                      June 9, 2003
    ING Global Science and Technology Fund                      June 2, 2003
    ING Government Fund                                         June 2, 2003
    ING Growth Fund                                             June 9, 2003
    ING Index Plus LargeCap Fund                                June 9, 2003
    ING Index Plus MidCap Fund                                  June 9, 2003
    ING Index Plus Protection Fund                              June 2, 2003
    ING Index Plus SmallCap Fund                                June 9, 2003
    ING International Growth Fund                             November 3, 2003
    ING Small Company Fund                                      June 9, 2003
    ING Strategic Allocation Balanced Fund                      June 2, 2003
    ING Strategic Allocation Growth Fund                        June 2, 2003
    ING Strategic Allocation Income Fund                        June 2, 2003
    ING Value Opportunity Fund                                  June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio              July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                July 7, 2003
    ING VP Strategic Allocation Income Portfolio                July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                          July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                     June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                   September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                   December 12, 2003
    ING GET U.S. Core Portfolio - Series 4                     March 12, 2004
    ING GET U.S. Core Portfolio - Series 5                     June 11, 2004
    ING GET U.S. Core Portfolio - Series 6                   September 10, 2004
    ING GET U.S. Core Portfolio - Series 7                   December 10, 2004
    ING GET U.S. Core Portfolio - Series 8                     March 9, 2005
    ING GET U.S. Core Portfolio - Series 9                      June 8, 2005
    ING GET U.S. Opportunity Portfolio - Series 1                   TBD
    ING GET U.S. Opportunity Portfolio - Series 2                   TBD
    ING VP Worldwide Growth Portfolio                         November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Global Science and Technology Portfolio              July 7, 2003
    ING VP Growth Portfolio                                     July 7, 2003
    ING VP Index Plus LargeCap Portfolio                        July 7, 2003
    ING VP Index Plus MidCap Portfolio                          July 7, 2003
    ING VP Index Plus SmallCap Portfolio                        July 7, 2003
    ING VP International Equity Portfolio                     November 3, 2003
    ING VP Small Company Portfolio                              July 7, 2003
    ING VP Value Opportunity Portfolio                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                              October 6, 2003
    ING VP Disciplined LargeCap Portfolio                     October 6, 2003
    ING VP Financial Services Portfolio                         May 1, 2004
    ING VP High Yield Bond Portfolio                          October 6, 2003
    ING VP International Value Portfolio                      November 3, 2003
    ING VP LargeCap Growth Portfolio                          October 6, 2003
    ING VP MagnaCap Portfolio                                 October 6, 2003
    ING VP MidCap Opportunities Portfolio                     October 6, 2003
    ING VP Real Estate Portfolio                                May 1, 2004
    ING VP SmallCap Opportunities Portfolio                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                              July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                            October 6, 2003
    The Bond Portfolio                                        October 6, 2003
    The Money Market Portfolio                                October 6, 2003
    The Stock Portfolio                                       October 6, 2003


Effective Date: April 29, 2005